                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER  1, 2002
                                                         ----------------

                                 NOVADEL PHARMA INC.
              -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE              000-23399                 22-2407152
     --------------------------------------------------------------------------
          (STATE OR OTHER          (COMMISSION             (IRS EMPLOYER
          JURISDICTION OF           FILE NUMBER)          IDENTIFICATION NO.)
            FORMATION)



  31 STATE HIGHWAY 12               FLEMINGTON,  NJ              08822
  -----------------------------------------------------------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (908) 782-3431
                                                           --------------


                        FLEMINGTON PHARMACEUTICAL CORPORATION
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

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ITEM 5.       OTHER EVENTS.
              ------------

     On October 1, 2002, Flemington Pharmaceutical Corporation, a Delaware corporation, changed its name to "Novadel Pharma Inc." (the "Company") by amending its Certificate of Incorporation. On October 3, 2002, the Company's trading symbol on the OTC Bulletin Board was changed to "NVDL" to reflect the change in the Company's name.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.
        --------------------------------------------------------

     (c)     Exhibits

             99     Press Release dated October 2, 2002.

ITEM 9. REGULATION FD DISCLOSURE.
        ------------------------

     Exhibit 99 hereto sets forth a press release issued by the Company to report the name change and additional information about the Company.





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                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                              NOVADEL PHARMA INC.



                              By:/s/Harry A. Dugger, III
                                 -----------------------
                              Name:  Harry A. Dugger, III
                              Title: President and Chief Executive
                                     Officer






Dated:  October 3, 2002

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